Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated October 1, 2024
to the
Mairs & Power Balanced Fund (the “Fund”)
Summary Prospectus and Prospectus
dated April 30, 2024

This supplement makes the following amendments to disclosures in the Fund’s Summary Prospectus and Prospectus, each dated April 30, 2024:

Effective October 1, 2024, Mr. Brent S. Miller, CFA®, has been added as a portfolio manager of the Fund. The following disclosures are hereby revised to reflect the addition of Mr. Miller as a portfolio manager to the Fund:

Summary Prospectus and Prospectus

The disclosure under the section entitled “Management” on page 5 of the Summary Prospectus and page 8 of the Prospectus is amended to include the following:

Name/Primary Title with Fund	Primary Title with Adviser	Tenure with the Fund	Tenure with the Adviser*
Brent S. Miller, Co-Manager	Investment Manager	Co-Manager of the Fund since October 1, 2024	Since 2019
*Tenure with the Adviser is the year each individual started employment with the Adviser and may not align with their primary title with the Adviser.

Prospectus

The disclosure under the section entitled “Management and Organization of the Funds – Portfolio Managers” beginning on page 23 is amended to include the following:

Brent S. Miller, CFA®. Mr. Miller joined Mairs & Power, Inc. in 2019 and has served as Assistant Portfolio Manager since joining the Adviser. Mr. Miller has served as Co-Manager of the Balanced Fund since October 1, 2024. Mr. Miller began his career in 2011 as a fixed income analyst at The Travelers Companies in St. Paul, Minnesota from 2011 to 2019. Mr. Miller earned a BS from the University of Minnesota’s Carlson School of Management and went on to graduate with an MBA from Northwestern University’s Kellogg School of Management. He is a CFA charterholder.

Please retain this supplement with your Summary Prospectus and Prospectus.